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Exhibit 10.3

Mr. Simas' Employment Agreement with the Company is substantially the same as the Employment Agreement with the Company in Exhibit 10.1, which is incorporated herein by reference except as to: (i) the name of the signatory, which is John
A. Simas; (ii) the signatory for the Company, which is David F. Holland; (iii) the position in Section 1, which is Executive Vice President and Chief Financial Officer, but not as a director of the Company or BFS; and (iv) the amount of the base salary in Section 3(a), which is $165,000.

Mr. Simas' Employment Agreement with BFS is substantially the same as the Employment Agreement with BFS in Exhibit 10.1, which is incorporated herein by reference except as to: (i) the name of the signatory, which is John A. Simas;
(ii) the signatory for BFS, which is David F. Holland; (iii) the position in
Section 1, which is Executive Vice President and Chief Financial Officer, but not as a director of BFS; and (iv) the amount of the base salary in Section 3(a), which is $165,000.